                                 AMENDMENT NO. 7
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS

          This Amendment No. 7 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") amends, effective February 1, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to redesignate Class A shares of AIM Limited Maturity Treasury Fund as Class A2 shares; and

          WHEREAS, the Trust desires to amend the Agreement to redesignate Class A3 shares of AIM Limited Maturity Treasury Fund as Class A shares;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 28, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                            --------------------------
AIM Core Bond Fund                   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Dynamics Fund                    Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Global Real Estate Fund          Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM High Yield Fund                  Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Income Fund                      Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Limited Maturity Treasury Fund   Class A Shares
                                     Class A2 Shares
                                     Class Y Shares
                                     Institutional Class Shares

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                            --------------------------
AIM Money Market Fund                Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     AIM Cash Reserve Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Municipal Bond Fund              Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Investor Class Shares

AIM Real Estate Fund                 Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Short Term Bond Fund             Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM U.S. Government Fund             Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares"